UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the 2024 Annual Meeting of Stockholders of 23andMe Holding Co. (the “Company”) held on August 26, 2024 at 9:00 A.M. Pacific Time via remote communication.

Proposal 1 – Election of Directors. Both Class III director nominees, Anne Wojcicki and Peter Taylor, were elected to serve on the Company’s Board of Directors (the “Board”) as Class III directors until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based on the following votes:

Director Nominee	For	Withhold	Broker Non-Votes
Peter Taylor	1,661,030,885	12,697,005	116,785,176
Anne Wojcicki	1,649,447,755	24,280,135	116,785,176

Proposal 2 – Say-on-Pay Vote. The Company’s stockholders voted, on a non-binding, advisory basis, to approve the fiscal 2024 compensation of the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
1,656,420,344	16,015,988	1,291,558	116,785,176

Proposal 3 – Reverse Stock Split Vote. The Company’s stockholders voted to approve an amendment to the Company’s Certificate of Incorporation to combine outstanding shares of Class A common stock and Class B common stock, respectively, into a lesser number of outstanding shares by a ratio of not less than one-for-five and not more than one-for-thirty, with the exact ratio to be set within this range by the Board in its sole discretion, based on the following votes:

For	Against	Abstain	Broker Non-Votes
1,762,346,135	26,674,305	1,492,626	0

Proposal 4 – Ratification of Independent Registered Public Accounting Firm for Fiscal 2025. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
1,779,449,670	6,579,667	4,483,729	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

Date: August 27, 2024	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Chief Financial and Accounting Officer